UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Sustainable Leaders Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period :	July 1, 2017 — June 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Sustainable Leaders Fund

Annual report
6 | 30 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Prior to March 21, 2018, the fund was known as Putnam Multi-Cap Growth Fund.

Putnam
Sustainable Leaders
Fund

Annual report
6 | 30 | 18

Consider these risks before investing: Stock values may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s sustainable investment strategy limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have a sustainable focus. The fund’s investment strategy of investing in companies that exhibit a commitment to sustainable business practices may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not invest with a similar focus. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

Message from the Trustees

August 8, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a downturn early in the year pushed stocks into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

The managers of Putnam Sustainable Leaders Fund invest in companies that they believe have demonstrated a commitment to sustainable business practices. This commitment may be reflected through environmental, social, or corporate governance (ESG) policies, practices, or outcomes. Putnam believes that these types of companies can deliver more profitable, durable financial returns with lower risk profiles.

An enhanced analytical process

Sustainable investing is not a different asset class or investment style; it is an enhanced analytical approach. In our rapidly changing world, it is important for all investors to understand the risks and opportunities that lie beyond conventional financial statements. Thoughtful research that integrates relevant ESG considerations creates a more complete view of long-term fundamental business prospects. Recent research on investment performance indicates that companies adopting better corporate practices can also achieve better stock performance.

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Targeting companies with sustainable business practices

In analyzing companies for the portfolio, the fund’s managers look for excellence in areas such as clean and efficient materials use, plans to reduce carbon or water intensity, focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the stock’s valuation and the company’s financial strength, growth potential, competitive position, future earnings, and cash flows.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Katherine is Head of Sustainable Investing. She has a Master of Theological Studies from Harvard Divinity School and a B.A. from Wellesley College. Katherine joined Putnam in 2017 and has been in the investment industry since 1990.

Shep is Co-Head of Equities. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

Stephanie Henderson is an Assistant Portfolio Manager of the fund.

The fund has a new investment approach and management team. What can you tell us about the changes?

SHEP In January 2018, Katherine and I assumed management of the fund. In March 2018, the fund became Putnam Sustainable Leaders Fund and Stephanie Henderson joined us as an Assistant Portfolio Manager. The fund’s objective remained the same. We continue to invest in stocks of U.S. companies for investors seeking long-term capital appreciation. Our research-intensive investment process has been a strength for the fund historically, and it has not changed.

What has changed is our emphasis on sustainability. In addition to targeting financially strong companies with growth potential, we focus on investing in companies that have demonstrated a commitment to sustainable business practices. This commitment may be reflected through a range of environmental, social, or corporate governance (ESG) policies, practices, or outcomes. In selecting stocks for the portfolio, we use a process that gives equal emphasis to the fundamental health of the business, the valuation of the stock, and the company’s sustainability characteristics.

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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What are some examples of sustainable business practices?

KATHERINE There is a wide range of environmental, social, and governance issues to consider, and their relevance varies by industry. Examples of sustainable business practice include excellence in clean and efficient materials use, plans to reduce carbon intensity and waste, a focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

We believe excellence in sustainability is closely aligned with the long-term business prospects of a company and, as a result, with its long-term stock performance. Our longstanding fundamental research process is critical to identifying these opportunities, since our analysts can put ESG and sustainability data in its appropriate context, alongside company-specific fundamental and valuation considerations.

Let’s turn to the fiscal year we are covering in this report. How was the investing environment for U.S. stocks?

SHEP Conditions for the U.S. stock market overall were generally positive for most of the 12-month period. From the start of the period in July 2017 through the end of the 2017 calendar year, there was very little volatility in the market and stocks advanced despite a number of political and economic uncertainties that could have disrupted the market’s momentum.

Stocks were boosted further in the final weeks of 2017, when Congress finalized an agreement and passed a $1.4 trillion tax reform bill. For the 2017 calendar year, all three major U.S. stock indexes had their best annual returns since 2013. The Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index all posted dozens of record closes throughout 2017.

The strong performance for the stock market continued into January 2018, but soon after, conditions became a bit more challenging. In early February, a series of declines pushed the U.S. market into correction territory. Stocks rallied in the months that followed, but volatility increased, investors became less willing to shrug off risks, and we saw heightened concerns about global trade. Although stocks managed to post healthy gains for the 12-month period, the second half became more challenging for investors.

How did the fund perform in this environment?

The fund gained 20.16% for the 12-month period, underperforming its benchmark, the Russell 3000 Growth Index, but outperforming the broader stock market, as measured by the S&P 500 Index.

Could you provide some examples of stocks or strategies that helped performance?

KATHERINE One notable strategy was avoiding the stock of Altria, a holding in the benchmark index that performed poorly. Altria, the U.S.-based subsidiary of cigarette company Philip Morris, did not offer the growth or sustainability characteristics we seek for the fund, and our decision to steer away from it proved beneficial.

Among the stocks we held in the fund, Chipotle Mexican Grill was a performance highlight, and the company offers an attractive sustainability profile, in our view. Chipotle is focused on offering fresh ingredients that are sourced in sustainable ways, and the company is committed to reducing food and packaging waste. Chipotle has made important improvements in food safety measures following outbreaks of foodborne illness linked to its restaurants in 2015. These efforts, in part,

Sustainable Leaders Fund 7

helped drive a turnaround in same-restaurant sales. Additionally, investors have been encouraged by the appointment of the company’s new CEO, and in April, Chipotle reported better-than-expected first-quarter profit margins. This stock was a relatively new position for the fund, and it remained in the portfolio at the close of the period.

Among the top 25 contributors for the period, five companies represent a common theme in our sustainability focus. They all help businesses improve efficiency, data security, and access to information, and they do so in a way that is tailored to their customers’ needs. Okta provides businesses with technology to automate and modernize their IT systems and improve data security. Adobe Systems helps customers create, distribute, and manage digital content from the cloud. Salesforce.com offers cloud-based applications to help businesses with employee collaboration and managing customer information. ServiceNow provides its customers with cloud-based services that automate workflow within and between departments. And finally, RealPage provides technology to help businesses in the real estate industry improve efficiency by streamlining processes and workflow.

Could you discuss some stocks or strategies that detracted from the fund’s performance?

SHEP Our investment in Dentsply Sirona, a manufacturer and distributor of professional dental products, was a disappointment for the period. The stock struggled as investors became increasingly concerned about competitive pressure in the company’s distribution business, particularly from online retailers such as Amazon.com. Although we believe the stock continued to offer an attractive valuation, we sold it from the portfolio due to ongoing questions about the long-term prospects and overall strength of the business.

Our investment in Johnson Controls International was another detractor from fund performance. We originally added this stock to the portfolio because we believed the company — which provides heating, cooling, and security systems for businesses — would benefit from a pickup in economic growth and construction. Unfortunately, the company struggled with a number of management challenges and delivered disappointing earnings results in 2017. By the close of the period, we had sold Johnson Controls from the fund’s portfolio.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Sustainable Leaders Fund

What are your thoughts about positioning and strategy as the fund begins a new fiscal year?

KATHERINE At Putnam, we see potential to use our fundamental research strength to find companies where a commitment to sustainability contributes to the value and growth potential of the business. Our research teams and portfolio managers have already benefited from actively considering ESG elements in our company research. We believe that our context-specific focus on material sustainability issues has the potential to deliver returns to fund investors while also benefiting communities and the environment.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Shareholders were informed through a supplement dated January 17, 2018 to the fund’s prospectus that Putnam Management recommended, and the fund’s Board of Trustees approved, changes to the fund’s investment strategy in order to incorporate sustainability criteria. In connection with these changes, the fund’s name changed to Putnam Sustainable Leaders Fund. See the fund’s current prospectus for more information.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/18

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/31/90)
Before sales charge	11.69%	167.06%	10.32%	105.40%	15.48%	44.43%	13.04%	20.16%
After sales charge	11.46	151.71	9.67	93.59	14.12	36.13	10.83	13.25
Class B (3/1/93)
Before CDSC	11.45	151.52	9.66	97.83	14.62	41.20	12.19	19.26
After CDSC	11.45	151.52	9.66	95.83	14.39	38.20	11.39	14.26
Class C (7/26/99)
Before CDSC	11.39	147.83	9.50	97.80	14.62	41.19	12.19	19.26
After CDSC	11.39	147.83	9.50	97.80	14.62	41.19	12.19	18.26
Class M (12/1/94)
Before sales charge	11.12	153.99	9.77	100.30	14.90	42.27	12.47	19.55
After sales charge	10.98	145.10	9.38	93.29	14.09	37.29	11.14	15.36
Class R (1/21/03)
Net asset value	11.42	160.45	10.05	102.84	15.19	43.34	12.75	19.85
Class R6 (5/22/18)
Net asset value	11.94	173.92	10.60	108.03	15.78	45.54	13.33	20.47
Class Y (7/19/94)
Net asset value	11.94	173.89	10.60	108.01	15.78	45.53	13.32	20.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Growth Index	10.02%	204.55%	11.78%	111.33%	16.14%	50.63%	14.63%	22.47%
Lipper Multi-Cap Growth
Funds category average*	10.44	166.41	10.15	92.89	13.91	38.88	11.46	20.60

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/18, there were 526, 469, 406, 305, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $25,152 and $24,783, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $24,510. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $26,045, $27,392 and $27,389, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	—	1
Income	$0.450		—	—	$0.098		$0.274	—	$0.666
Capital gains
Long-term gains	3.940		$3.940	$3.940	3.940		3.940	—	3.940
Short-term gains	—		—	—	—		—	—	—
Total	$4.390		$3.940	$3.940	$4.038		$4.214	—	$4.606
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/17	$83.77	$88.88	$66.70	$72.09	$73.29	$75.95	$81.27	—	$89.27
5/22/18*	—	—	—	—	—	—	—	$103.52	—
6/30/18	95.86	101.71	75.26	81.69	83.22	86.24	92.81	102.51	102.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/17*	1.00%	1.75%	1.75%	1.50%	1.25%	0.61%**	0.75%
Annualized expense ratio for the
six-month period ended 6/30/18†‡	1.00%	1.75%	1.75%	1.50%	1.25%	0.62%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees and the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 6/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 6/30/18.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 1/1/18 to 6/30/18. For a new class, the expenses shown are for the period from the inception date of the class to 6/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.14	$8.97	$8.97	$7.69	$6.42	0.68‡	$3.85
Ending value (after expenses)	$1,071.70	$1,067.70	$1,067.60	$1,068.80	$1,070.20	$990.20	$1,073.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 6/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 1/1/18 to 6/30/18, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/18, use the following calculation method. To find the value of your investment on 1/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.75	$8.75	$7.50	$6.26	$3.11	$3.76
Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,017.36	$1,018.60	$1,021.72	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 6/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

14 Sustainable Leaders Fund

fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Sustainable Leaders Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Sustainable Leaders Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at

Sustainable Leaders Fund 17

the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 21, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its

18 Sustainable Leaders Fund

affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information

Sustainable Leaders Fund 19

provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 511, 462 and 402 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Sustainable Leaders Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Sustainable Leaders Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Sustainable Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Leaders Fund (the “Fund”), formerly known as Putnam Multi-Cap Growth Fund, as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 8, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

22 Sustainable Leaders Fund

The fund’s portfolio 6/30/18

COMMON STOCKS (94.7%)*	Shares	Value
Banks (4.3%)
Bank of America Corp.	3,432,400	$96,759,356
First Republic Bank	474,200	45,897,818
Webster Financial Corp. S	797,000	50,768,900
		193,426,074
Beverages (2.1%)
Heineken NV (Netherlands)	924,764	92,717,841
		92,717,841
Biotechnology (0.7%)
Bluebird Bio, Inc. † S	41,000	6,434,950
Clovis Oncology, Inc. †	78,700	3,578,489
Vertex Pharmaceuticals, Inc. †	137,400	23,352,504
		33,365,943
Capital markets (6.0%)
BlackRock, Inc.	202,900	101,255,216
Charles Schwab Corp. (The)	843,600	43,107,960
E*Trade Financial Corp. †	1,270,200	77,685,432
MSCI, Inc.	287,300	47,528,039
		269,576,647
Chemicals (7.6%)
Chr Hansen Holding A/S (Denmark)	619,302	57,139,277
Ecolab, Inc.	332,500	46,659,725
Novozymes A/S (Denmark)	3,494,440	176,929,948
Praxair, Inc.	357,600	56,554,440
		337,283,390
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	52	46
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆∆ F	22	19
		65
Construction materials (0.7%)
Summit Materials, Inc. Class A	1,246,875	32,730,469
		32,730,469
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private) † ∆∆ F	642,526	1,377,671
		1,377,671
Containers and packaging (0.5%)
Ball Corp.	617,100	21,937,905
		21,937,905
Diversified financial services (0.4%)
Challenger, Ltd. (Australia)	2,199,097	19,252,636
		19,252,636
Diversified telecommunication services (0.6%)
Cellnex Telecom, SA 144A (Spain)	1,025,461	25,804,537
		25,804,537
Electric utilities (1.1%)
NextEra Energy, Inc.	283,200	47,302,896
		47,302,896

Sustainable Leaders Fund 23

COMMON STOCKS (94.7%)* cont.	Shares	Value
Equity real estate investment trusts (REITs) (0.8%)
American Tower Corp. R	258,500	$37,267,945
		37,267,945
Food and staples retail (1.2%)
Walmart, Inc.	641,300	54,927,345
		54,927,345
Food products (2.8%)
Kellogg Co.	642,100	44,863,527
McCormick & Co., Inc. (non-voting shares) S	708,900	82,296,201
		127,159,728
Health-care equipment and supplies (8.5%)
Becton Dickinson and Co.	566,237	135,647,736
Boston Scientific Corp. †	2,242,769	73,338,546
Cooper Cos., Inc. (The)	30,870	7,268,342
Danaher Corp.	1,129,300	111,439,324
Penumbra, Inc. †	342,962	47,380,200
		375,074,148
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc. † S	141,900	61,211,403
Hilton Worldwide Holdings, Inc.	974,836	77,168,018
Vail Resorts, Inc.	100,400	27,528,676
		165,908,097
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	104	91
		91
Independent power and renewable electricity producers (1.3%)
AES Corp.	4,241,200	56,874,492
		56,874,492
Industrial conglomerates (1.9%)
Honeywell International, Inc.	301,900	43,488,695
Roper Technologies, Inc.	157,200	43,373,052
		86,861,747
Insurance (0.9%)
Prudential PLC (United Kingdom)	1,834,396	41,913,564
		41,913,564
Internet and direct marketing retail (3.8%)
Amazon.com, Inc. †	100,177	170,280,865
Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private)
(Luxembourg) † ∆∆ F	82,353	773,268
		171,054,133
Internet software and services (5.7%)
Alphabet, Inc. Class C †	165,560	184,707,011
Okta, Inc. †	1,402,730	70,655,510
		255,362,521
IT Services (6.3%)
Accenture PLC Class A	426,700	69,803,853
DXC Technology Co.	522,600	42,126,786
Visa, Inc. Class A	1,272,800	168,582,360
		280,512,999

24 Sustainable Leaders Fund

COMMON STOCKS (94.7%)* cont.	Shares	Value
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	316,200	$19,553,808
Bio-Rad Laboratories, Inc. Class A †	71,000	20,486,340
		40,040,148
Machinery (2.0%)
Fortive Corp.	956,700	73,771,137
KION Group AG (Germany)	230,982	16,597,775
		90,368,912
Personal products (3.2%)
Unilever NV ADR (Netherlands)	2,552,200	142,271,272
		142,271,272
Pharmaceuticals (1.2%)
Jazz Pharmaceuticals PLC †	183,467	31,611,364
Medicines Co. (The) † S	594,900	21,832,830
		53,444,194
Road and rail (2.9%)
Norfolk Southern Corp.	871,382	131,465,402
		131,465,402
Semiconductors and semiconductor equipment (3.5%)
Applied Materials, Inc.	361,000	16,674,590
ASML Holding NV (Netherlands) S	276,700	54,778,299
ON Semiconductor Corp. †	668,400	14,861,874
STMicroelectronics NV (France) S	3,075,400	68,027,848
		154,342,611
Software (11.4%)
Adobe Systems, Inc. †	322,800	78,701,868
Microsoft Corp.	2,194,800	216,429,228
RealPage, Inc. †	725,300	39,964,030
salesforce.com, Inc. †	521,700	71,159,880
ServiceNow, Inc. †	261,500	45,100,905
Talend SA ADR †	887,450	55,270,386
		506,626,297
Specialty retail (5.1%)
Home Depot, Inc. (The)	632,900	123,478,790
Lowe’s Cos., Inc.	529,800	50,632,986
TJX Cos., Inc. (The)	555,000	52,824,900
		226,936,676
Technology hardware, storage, and peripherals (2.9%)
Apple, Inc.	705,632	130,619,540
		130,619,540
Textiles, apparel, and luxury goods (0.7%)
adidas AG (Germany)	152,023	33,198,257
		33,198,257
Total common stocks (cost $3,132,454,029)		$4,237,006,193

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$4,999) (Private) † ∆∆ F	1,754	$3,761
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$95,634) (Private) † ∆∆ F	30,360	71,949

Sustainable Leaders Fund 25

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$224,601) (Private) † ∆∆ F	44,126	$168,975
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$325,791) (Private) † ∆∆ F	64,006	245,103
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$182,702) (Private) † ∆∆ F	33,279	137,453
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$551,501) (Private) † ∆∆ F	71,810	414,912
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,546,855) (Private) † ∆∆ F	542,756	1,163,750
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,955,989) (Private) † ∆∆ F	686,312	1,471,555
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$5,967,941) (Private) † ∆∆ F	2,096,000	4,489,632
UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—
Total convertible preferred stocks (cost $21,307,251)		$8,167,090

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
4.14%, 7/1/21 [i]	$315,461	$324,858
Total U.S. government and agency mortgage obligations (cost $324,858)		$324,858

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.25%, 4/30/21 [i]	$360,000	$357,750
2.00%, 8/31/21 [i]	191,000	188,546
1.75%, 9/30/19 [i]	297,000	295,830
1.50%, 10/31/19 [i]	206,000	203,971
Total U.S. treasury obligations (cost $1,046,097)		$1,046,097

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	55,497	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (6.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.16% [d]	Shares	115,450,970	$115,450,970
Putnam Short Term Investment Fund 2.04% L	Shares	183,909,276	183,909,276
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.82% P	Shares	630,000	630,000
U.S. Treasury Bills 1.658%, 7/5/18		$1,879,000	1,878,740
U.S. Treasury Bills 1.742%, 7/19/18		1,750,000	1,748,564
Total short-term investments (cost $303,617,414)			$303,617,550

TOTAL INVESTMENTS
Total investments (cost $3,458,749,649)			$4,550,161,788

26 Sustainable Leaders Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through June 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,473,248,631.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,318,185, or 0.2% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $38,806 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $175,393,451)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	9/19/18	$12,526,019	$12,804,878	$278,859
JPMorgan Chase Bank N.A.
	Euro	Sell	9/19/18	80,277,892	80,222,383	(55,509)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/18/18	21,981,041	22,544,971	563,930
	Euro	Sell	9/19/18	19,760,431	19,803,464	43,033

Sustainable Leaders Fund 27

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $175,393,451) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Euro	Sell	9/19/18	$39,918,352	$40,017,755	$99,403
Unrealized appreciation						985,225
Unrealized (depreciation)						(55,509)
Total						$929,716

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$563,125,638	$33,198,257	$773,359
Consumer staples	182,087,073	234,989,113	—
Financials	482,255,357	41,913,564	1,377,671
Health care	501,924,433	—	—
Industrials	292,098,286	16,597,775	65
Information technology	1,327,463,968	—	—
Materials	157,882,539	234,069,225	—
Real estate	37,267,945	—	—
Telecommunication services	—	25,804,537	—
Utilities	104,177,388	—	—
Total common stocks	3,648,282,627	586,572,471	2,151,095

Convertible preferred stocks	—	—	8,167,090
U.S. government and agency mortgage obligations	—	324,858	—
U.S. treasury obligations	—	1,046,097	—
Warrants	—	—	—
Short-term investments	184,539,276	119,078,274	—
Totals by level	$3,832,821,903	$707,021,700	$10,318,185

28 Sustainable Leaders Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$929,716	$—
Totals by level	$—	$929,716	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 29

Statement of assets and liabilities 6/30/18

ASSETS
Investment in securities, at value, including $105,062,703 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,159,389,403)	$4,250,801,542
Affiliated issuers (identified cost $299,360,246) (Notes 1 and 5)	299,360,246
Dividends, interest and other receivables	3,253,755
Foreign tax reclaim	308,707
Receivable for shares of the fund sold	659,102
Receivable for investments sold	97,277,691
Unrealized appreciation on forward currency contracts (Note 1)	985,225
Prepaid assets	72,419
Total assets	4,652,718,687

LIABILITIES
Payable to custodian	21,084,328
Payable for investments purchased	29,947,331
Payable for shares of the fund repurchased	2,343,485
Payable for compensation of Manager (Note 2)	1,792,535
Payable for custodian fees (Note 2)	42,796
Payable for investor servicing fees (Note 2)	1,249,209
Payable for Trustee compensation and expenses (Note 2)	2,277,936
Payable for administrative services (Note 2)	16,525
Payable for distribution fees (Note 2)	2,668,845
Unrealized depreciation on forward currency contracts (Note 1)	55,509
Collateral on securities loaned, at value (Note 1)	115,450,970
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,000,955
Other accrued expenses	539,632
Total liabilities	179,470,056

Net assets	$4,473,248,631

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,711,604,001
Undistributed net investment income (Note 1)	1,345,215
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	667,897,706
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,092,401,709
Total — Representing net assets applicable to capital shares outstanding	$4,473,248,631

(Continued on next page)

30 Sustainable Leaders Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,085,164,913 divided by 42,616,051 shares)	$95.86
Offering price per class A share (100/94.25 of $95.86)*	$101.71
Net asset value and offering price per class B share ($51,481,341 divided by 684,023 shares)**	$75.26
Net asset value and offering price per class C share ($34,733,481 divided by 425,165 shares)**	$81.69
Net asset value and redemption price per class M share ($55,926,885 divided by 671,997 shares)	$83.22
Offering price per class M share (100/96.50 of $83.22)*	$86.24
Net asset value, offering price and redemption price per class R share
($8,210,033 divided by 88,458 shares)	$92.81
Net asset value, offering price and redemption price per class R6 share
($58,846,312 divided by 574,059 shares)	$102.51
Net asset value, offering price and redemption price per class Y share
($178,885,666 divided by 1,745,277 shares)	$102.50

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 31

Statement of operations Year ended 6/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $845,414)	$43,110,724
Interest (including interest income of $1,004,644 from investments in affiliated issuers) (Note 5)	1,094,296
Securities lending (net of expenses) (Notes 1 and 5)	361,652
Total investment income	44,566,672

EXPENSES
Compensation of Manager (Note 2)	22,402,535
Investor servicing fees (Note 2)	7,925,806
Custodian fees (Note 2)	87,704
Trustee compensation and expenses (Note 2)	168,349
Distribution fees (Note 2)	11,504,756
Administrative services (Note 2)	127,675
Other	1,436,275
Total expenses	43,653,100
Expense reduction (Note 2)	(299,085)
Net expenses	43,354,015

Net investment income	1,212,657

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	700,045,363
Foreign currency transactions (Note 1)	501,345
Forward currency contracts (Note 1)	60,305
Futures contracts (Note 1)	(4,019,451)
Total net realized gain	696,587,562
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	87,687,964
Assets and liabilities in foreign currencies	56,617
Forward currency contracts	2,086,641
Futures contracts	300,261
Total change in net unrealized appreciation	90,131,483

Net gain on investments	786,719,045

Net increase in net assets resulting from operations	787,931,702

The accompanying notes are an integral part of these financial statements.

32 Sustainable Leaders Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 6/30/18	Year ended 6/30/17
Operations
Net investment income	$1,212,657	$14,273,317
Net realized gain on investments
and foreign currency transactions	696,587,562	444,051,632
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	90,131,483	374,675,620
Net increase in net assets resulting from operations	787,931,702	833,000,569
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(18,937,050)	—
Class M	(65,559)	—
Class R	(27,177)	—
Class Y	(1,519,222)	—
From net realized long-term gain on investments
Class A	(165,804,391)	—
Class B	(3,011,322)	—
Class C	(3,522,737)	—
Class M	(2,635,752)	—
Class R	(390,797)	—
Class Y	(8,987,588)	—
Decrease from capital share transactions (Note 4)	(140,985,798)	(341,872,934)
Total increase in net assets	442,044,309	491,127,635

NET ASSETS
Beginning of year	4,031,204,322	3,540,076,687
End of year (including undistributed net investment
income of $1,345,215 and $21,304,450, respectively)	$4,473,248,631	$4,031,204,322

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
June 30, 2018	$83.77	.04	16.44	16.48	(.45)	(3.94)	—	(4.39)	$95.86	20.16	$4,085,165.99		.04	87
June 30, 2017	67.21	.30[e]	16.26	16.56	—	—	—	—	83.77	24.64	3,648,574	1.01	.40[e]	76
June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	78.35	8.53	3,627,975	1.04	.06	69
June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	—	(.17)	81.46	31.03	3,622,814	1.04	.37	88
Class B
June 30, 2018	$66.70	(.52)	13.02	12.50	—	(3.94)	—	(3.94)	$75.26	19.26	$51,481	1.74	(.72)	87
June 30, 2017	53.91	(.21)[e]	13.00	12.79	—	—	—	—	66.70	23.72	57,979	1.76	(.35)[e]	76
June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	53.91	(4.30)	63,183	1.78[d]	(.68)[d]	58
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	64.63	7.73	82,571	1.79	(.69)	69
June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88
Class C
June 30, 2018	$72.09	(.58)	14.12	13.54	—	(3.94)	—	(3.94)	$81.69	19.26	$34,733	1.74	(.74)	87
June 30, 2017	58.28	(.23)[e]	14.04	13.81	—	—	—	—	72.09	23.70	66,307	1.76	(.35)[e]	76
June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	58.28	(4.29)	60,469	1.78[d]	(.68)[d]	58
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	69.19	7.74	66,682	1.79	(.69)	69
June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88
Class M
June 30, 2018	$73.29	(.37)	14.34	13.97	(.10)	(3.94)	—	(4.04)	$83.22	19.55	$55,927	1.49	(.46)	87
June 30, 2017	59.09	(.07)[e]	14.27	14.20	—	—	—	—	73.29	24.03	50,678	1.51	(.10)[e]	76
June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	59.09	(4.05)	45,684	1.53[d]	(.43)[d]	58
June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	69.92	8.00	57,797	1.54	(.44)	69
June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88
Class R
June 30, 2018	$81.27	(.19)	15.94	15.75	(.27)	(3.94)	—	(4.21)	$92.81	19.85	$8,210	1.24	(.22)	87
June 30, 2017	65.36	.11[e]	15.80	15.91	—	—	—	—	81.27	24.34	7,930	1.26	.15[e]	76
June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	65.36	(3.82)	6,378	1.28[d]	(.17)[d]	58
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	76.43	8.28	8,888	1.29	(.19)	69
June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	—	(.02)	79.65	30.69	9,313	1.29	.13	88
Class R6
June 30, 2018†	$103.52	.01	(1.02)	(1.01)	—	—	—	—	$102.51	(.98)*	$58,846	.07*	-f*	87
Class Y
June 30, 2018	$89.27	.29	17.55	17.84	(.67)	(3.94)	—	(4.61)	$102.50	20.46	$178,886.74		.30	87
June 30, 2017	71.44	.52[e]	17.31	17.83	—	—	—	—	89.27	24.96	199,737.76		.64[e]	76
June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	71.44	(3.32)	142,456	.78[d]	.32[d]	58
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	82.75	8.80	157,844.79		.30	69
June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	—	(.33)	85.51	31.37	173,998.79		.62	88

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Sustainable Leaders Fund	Sustainable Leaders Fund 35

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to June 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.29%
Class B	0.18	0.30
Class C	0.19	0.29
Class M	0.19	0.29
Class R	0.21	0.28
Class Y	0.22	0.27

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

36 Sustainable Leaders Fund

Notes to financial statements 6/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through June 30, 2018.

Putnam Sustainable Leaders Fund (formerly known as Putnam Multi-Cap Growth Fund) (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practices also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, the fund focuses on companies that Putnam Management believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Sustainable Leaders Fund 37

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

38 Sustainable Leaders Fund

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

Sustainable Leaders Fund 39

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $391,336 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $55,509 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $115,450,970 and the value of securities loaned amounted to $115,578,353. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

40 Sustainable Leaders Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $622,884 to decrease undistributed net investment income, $4,326 to decrease paid-in capital and $627,210 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,148,148,206
Unrealized depreciation	(61,556,408)
Net unrealized appreciation	1,086,591,798
Undistributed ordinary income	2,274,931
Undistributed long-term gain	600,865,381
Undistributed short-term gain	71,852,665
Cost for federal income tax purposes	$3,464,499,706

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance

Sustainable Leaders Fund 41

adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.553% of the fund’s average net assets before a decrease of $1,669,202 (0.038% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$7,187,334	Class R	15,349
Class B	101,045	Class R6	1,665
Class C	115,436	Class Y	405,475
Class M	99,502	Total	$7,925,806

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

42 Sustainable Leaders Fund

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9,692 under the expense offset arrangements and by $289,393 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,317, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$9,865,635
Class B	1.00%	1.00%	554,342
Class C	1.00%	1.00%	632,925
Class M	1.00%	0.75%	409,756
Class R	1.00%	0.50%	42,098
Total			$11,504,756

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $218,061 and $2,711 from the sale of class A and class M shares, respectively, and received $15,500 and $1,207 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $139 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,695,038,650	$4,217,314,058
U.S. government securities (Long-term)	—	—
Total	$3,695,038,650	$4,217,314,058

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from

Sustainable Leaders Fund 43

or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,321,211	$121,385,348	920,144	$70,046,484
Shares issued in connection with
reinvestment of distributions	1,982,344	174,010,027	—	—
	3,303,555	295,395,375	920,144	70,046,484
Shares repurchased	(4,243,991)	(388,475,885)	(5,304,773)	(401,008,983)
Net decrease	(940,436)	$(93,080,510)	(4,384,629)	$(330,962,499)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	30,306	$2,248,207	75,042	$4,417,439
Shares issued in connection with
reinvestment of distributions	42,668	2,953,052	—	—
	72,974	5,201,259	75,042	4,417,439
Shares repurchased	(258,206)	(18,572,941)	(377,699)	(22,745,646)
Net decrease	(185,232)	$(13,371,682)	(302,657)	$(18,328,207)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	99,592	$7,873,639	103,686	$6,879,341
Shares issued in connection with
reinvestment of distributions	45,654	3,429,999	—	—
	145,246	11,303,638	103,686	6,879,341
Shares repurchased	(639,806)	(50,340,488)	(221,593)	(14,667,716)
Net decrease	(494,560)	$(39,036,850)	(117,907)	$(7,788,375)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	12,084	$956,049	13,330	$896,876
Shares issued in connection with
reinvestment of distributions	34,609	2,644,837	—	—
	46,693	3,600,886	13,330	896,876
Shares repurchased	(66,195)	(5,273,028)	(94,947)	(6,308,028)
Net decrease	(19,502)	$(1,672,142)	(81,617)	$(5,411,152)

44 Sustainable Leaders Fund

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	13,186	$1,178,207	14,314	$1,062,886
Shares issued in connection with
reinvestment of distributions	4,908	417,684	—	—
	18,094	1,595,891	14,314	1,062,886
Shares repurchased	(27,209)	(2,433,998)	(14,322)	(1,023,874)
Net increase (decrease)	(9,115)	$(838,107)	(8)	$39,012

			FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
			OPERATIONS) TO 6/30/18
Class R6			Shares	Amount
Shares sold			578,768	$61,018,858
Shares issued in connection with reinvestment of distributions			—	—
			578,768	61,018,858
Shares repurchased			(4,709)	(491,492)
Net increase			574,059	$60,527,366

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	497,185	$48,632,745	614,729	$50,463,409
Shares issued in connection with
reinvestment of distributions	104,934	9,834,391	—	—
	602,119	58,467,136	614,729	50,463,409
Shares repurchased	(1,094,308)	(111,981,009)	(371,293)	(29,885,122)
Net increase (decrease)	(492,189)	$(53,513,873)	243,436	$20,578,287

At the close of the reporting period, Putnam Investments, LLC owned 97 class R6 shares of the fund (0.02% of class R6 shares outstanding), valued at $9,943.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	cost	proceeds	income	of 6/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$127,054,475	$1,316,576,033	$1,328,179,538	$2,328,685	$115,450,970
Putnam Short Term
Investment Fund**	41,210,183	1,202,612,706	1,059,913,613	1,004,644	183,909,276
Total Short-term
investments	$168,264,658	$2,519,188,739	$2,388,093,151	$3,333,329	$299,360,246

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Sustainable Leaders Fund 45

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$152,900,000
Warrants (number of warrants)	55,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$985,225	Payables	$55,509
Equity contracts	Investments	—	Payables	—
Total		$985,225		$55,509

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$60,305	$60,305
Equity contracts	33,178	(4,019,451)	—	(3,986,273)
Total	$33,178	$(4,019,451)	$60,305	$(3,925,968)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$2,086,641	$2,086,641
Equity contracts	—	300,261	—	300,261
Total	$—	$300,261	$2,086,641	$2,386,902

46 Sustainable Leaders Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$ 278,859	$—	$ 606,963	$ 99,403	$ 985,225
Total Assets	$278,859	$—	$606,963	$99,403	$985,225
Liabilities:
Forward currency contracts#	—	55,509	—	—	55,509
Total Liabilities	$—	$55,509	$—	$—	$55,509
Total Financial and Derivative	$278,859	$(55,509)	$606,963	$99,403	$929,716
Net Assets
Total collateral received (pledged)†##	$278,859	$630,000	$606,963	$99,403
Net amount	$—	$(685,509)	$—	$—
Controlled collateral received (including
TBA commitments)**	$339,665	$630,000	$1,031,290	$—	$2,000,955
Uncontrolled collateral received	$—	$—	$—	$391,336	$391,336
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Sustainable Leaders Fund 47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $664,343,353 as a capital gain dividend with respect to the taxable year ended June 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 45.01% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 56.02%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $147,953 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

48 Sustainable Leaders Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Sustainable Leaders Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2018, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Sustainable Leaders Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Sustainable Leaders Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Sustainable Leaders Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Sustainable Leaders Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN013 311968 8/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2018	$188,448	$ —	$6,293	$5,925
June 30, 2017	$152,408	$ —	$8,169	$ —

For the fiscal years ended June 30, 2018 and June 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $606,283 and $360,062 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2018	$ —	$600,294	$ —	$ —
June 30, 2017	$ —	$351,893	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Sustainable Leaders Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 28, 2018